The UBS Funds

Supplement to the Prospectus | June 1, 2021

Includes:

•  UBS All China Equity Fund

•  UBS Dynamic Alpha Fund

•  UBS Emerging Markets Equity Opportunity Fund

•  UBS Engage For Impact Fund

•  UBS Global Allocation Fund

•  UBS International Sustainable Equity Fund

•  UBS U.S. Small Cap Growth Fund

•  UBS Municipal Bond Fund

•  UBS Sustainable Development Bank Bond Fund

•  UBS Total Return Bond Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectus, dated October 28, 2020 (as revised February 22, 2021), relating to Class A and Class P shares for the above-listed series of The UBS Funds, as follows:

I. UBS Dynamic Alpha Fund portfolio manager change

Effective June 1, 2021, Alain Bützberger will no longer serve as a portfolio manager for UBS Dynamic Alpha Fund, and Benjamin Suess will be added as a portfolio manager to UBS Dynamic Alpha Fund.

Therefore, effective June 1, 2021, the bullets under the heading "UBS Dynamic Alpha Fund-Fund Summary" and the sub-heading "Portfolio managers" on page 16 of the Prospectus are deleted in their entirety and replaced with the following:

• Alan Zlatar, portfolio manager of the Fund since 2018.

• Benjamin Suess, portfolio manager of the Fund since June 2021.

Additionally, effective June 1, 2021, the information under the heading "More information about the funds" and the sub-headings "Management-Portfolio management-UBS Dynamic Alpha Fund" beginning on page 156 of the Prospectus is deleted in its entirety and replaced by the following:

UBS Dynamic Alpha Fund

Alan Zlatar and Benjamin Suess are the portfolio managers for UBS Dynamic Alpha Fund. As portfolio managers, Messrs. Zlatar and Suess have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective. The team members have access to additional portfolio managers and analysts within the various asset classes and

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markets in which the Fund invests, which aids in research and idea generation. Messrs. Zlatar and Suess also have access to certain members of the fixed-income and equities investment management teams, each of whom may be at certain times (at the discretion of the lead portfolio managers) allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. Information about Messrs. Zlatar and Suess is provided below.

Alan Zlatar is a senior portfolio manager on the Investment Solutions team. Alan is also a voting member of the Investment Solutions Investment Committee and contributes to UBS Asset Management's investment debate, as well as to the evolution and improvement of UBS Asset Management's investment process, working in partnership with the research, implementation and analytics teams. Mr. Zlatar joined UBS Asset Management in 2018 from Vontobel Asset Management where he was most recently Head of Macro & Strategy and Deputy Head of Group Investment Strategy, Multi Asset Class Investments. Prior to this, he was Head of Portfolio Management in Zurich for Deutsche Bank Wealth Management and member of the Global Investment Committee, responsible for managing multi-currency Balanced Portfolios, Equities, Bonds and Swiss Indirect Real Estate. Mr. Zlatar has been a portfolio manager of the Fund since 2018.

Benjamin Suess is an Asset Allocation Strategist and member of the Asset Allocation group, and a Director at UBS Asset Management. Mr. Suess joined UBS Asset Management in 2010 and has been a portfolio manager of the Fund since June 2021.

II. Exchanges of shares of the funds by Merrill Lynch account holders and customers

The following is added after the third paragraph under the heading "Managing your fund account" and the subheading "A note about financial intermediary fee based advisory programs—intermediary directed share class conversions" beginning on page 148 of the prospectus:

Shareholders who hold Class P shares of the Funds in a Merrill Lynch advisory program and who transfer to a Merrill Lynch brokerage account may be required by Merrill Lynch to exchange those Class P shares for Class A shares of the same Fund to be held in a Merrill Lynch brokerage account. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

The UBS Funds

Supplement to the Statement of Additional Information | June 1, 2021

Includes:

•  UBS Dynamic Alpha Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Statement of Additional Information ("SAI"), dated October 28, 2020, as supplemented, with respect to UBS Dynamic Alpha Fund, a series of The UBS Funds, as follows:

Effective June 1, 2021, Alain Bützberger will no longer serve as a portfolio manager for UBS Dynamic Alpha Fund, and Benjamin Suess will be added as a portfolio manager to UBS Dynamic Alpha Fund.

Therefore, effective June 1, 2021, on page 80 in the SAI under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers," the information for Alain Bützberger is deleted in its entirety and replaced with the following:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Benjamin Suess# (UBS Dynamic Alpha Fund)	0	$0	0	$0	4,886	$12,238

  #  Mr. Suess became a portfolio manager of UBS Dynamic Alpha Fund on June 1, 2021. Information for Mr. Suess is as of March 31, 2021.

In addition, on page 83 of the SAI, under the heading "Investment advisory, principal underwriting and other service arrangements " and the sub-heading "Portfolio managers," the following information for Alain Bützberger is deleted in its entirety and replaced with the following:

Portfolio manager/Fund	Range of shares owned
Benjamin Suess******* (UBS Dynamic Alpha Fund)	None

*******  Mr. Suess became a portfolio manager of UBS Dynamic Alpha Fund on June 1, 2021. Information for Mr. Suess is as of March 31, 2021.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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